UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: March 02, 2005 (Date of earliest event reported)
MACKINAC FINANCIAL CORPORATION (Exact name of registrant as specified in its charter)
MI (State or other jurisdiction of incorporation)	0-20167 (Commission File Number)	38-2062816 (IRS Employer Identification Number)
	130 SOUTH CEDAR STREET (Address of principal executive offices)	49854 (Zip Code)
Registrant's telephone number, including area code: 906-341-7158

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of MACKINAC FINANCIAL CORPORATION dated March 02, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 02, 2005	MACKINAC FINANCIAL CORPORATION By: /s/ Ernie R. Krueger Ernie R. Krueger SVP/Controller